                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                     FORM 8-K/A



                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 9, 1998
                                                         ---------------


                          Commission file number 2-76555
                                                 -------


                              ELDORADO BANCSHARES, INC.
                              -------------------------
               (Exact name of registrant as specified in its charter)


               Delaware                                   33-0720548
               --------                                   ----------
   (State or other jurisdiction of                   (I.R.S. Employer or
    incorporation or organization)                    Identification No.)


24012 Calle de la Plata, Suite 150, Laguna Hills, California        92653
------------------------------------------------------------        -----
       (Address of principal executive offices)                   (Zip Code)



                                    (949) 699-4344
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Included as Exhibit 99.3 hereto is Antelope Valley Bank's Interim Report on Form 10-QSB for the quater ended September 30, 1998 as filed with the Federal Deposit Insurance Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibits are filed with this Current Report on Form 8-K:

     Exhibit
     Number                 Description


     99.3 Antelope Valley Bank's Interim Report on Form 10-QSB for the quarter ended March 31, 1998 as filed with the Federal Deposit Insurance Corporation


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                                   EXHIBIT INDEX


     Exhibit                                                              Page
     Number     Description                                               Number
     ------     -----------                                               ------
     99.3       Antelope Valley Bank's Interim Report on Form 10-QSB
                for the quarter ended March 31, 1998 as filed with
                the Federal Deposit Insurance Corporation


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELDORADO BANCSHARES, INC.


November 4, 1998                   By: /s/ Curt A. Christianssen
                                   --------------------------------------
                                        Curt A. Christianssen
                                        Senior Vice President



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